EXHIBIT 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Park A. Dodd, III, certify that:

1. I have reviewed this annual report on Form 10-K/A of Star Scientific, Inc. and Subsidiaries; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2013

/s/ Park A. Dodd, III
Park A. Dodd, III
Chief Financial Officer